UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event repo rted): July 1, 2021

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of lncorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number , including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On July 01, 2021, Liberty Star Minerals announced a revised version of the Red Rock Canyon Gold Property Technical Report (the “Report”). The revised Report includes additional historic geophysics and drilling data discovered since the original report was released, May 21, 2021.

Report author Barney Guarnera P.Eng., QP, CMA included information and maps from drilling programs from 1999 and 2004 indicating the presence of “a substantial aeromag high approximately 3.5 miles long, probably representing a porphyry copper-gold style intrusive at relatively shallow depth.” Also, “This hidden body is surrounded by a distal sub-micron gold halo symmetrically arranged around the magnetic high (values as high as 1.5 ounces have been obtained from silicified zones at the surface in the limestone host rock).” Drilling records from 2004 show drill holes currently within the Company’s Red Rock Canyon MEP block had several zones of gold mineralization in each hole drilled. Guarnera finds the data and mapping from that time confirm his opinion “that the mineralizing fluids invaded fracture and shear zones and are probably outliers of a deeper-seated gold deposit.”

Liberty Star Minerals’ CEO Brett Gross notes, “the revised portion of the Report reinforces our belief that Red Rock Canyon may contain attractive and economically viable gold concentrations, with valuable metallic byproducts. This information strongly suggests that continued exploration is justified, foremost including diamond core drilling to verify previous results and expand our knowledge of the quality and extent of mineralization. Accumulation and integration of these data represents a major milestone in the Company’s progress toward development of Red Rock Canyon.”

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.20	Liberty Star Releases Revised Red Rock Canyon Gold Property Technical Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: July 1, 2021	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO